Trade Accounts And Notes Receivable, Net	12 Months Ended
Dec. 31, 2014
Trade Accounts And Notes Receivable, Net [Text Block]
TRADE ACCOUNTS AND NOTES RECEIVABLE, NET

Trade accounts and notes receivable consist of the following:

	December 31,
	2014	2013
Trade accounts receivable	8,309	8,566
Notes receivable	546	738
Less: allowance for doubtful accounts	(1,274)	(1,094)
Total	7,581	8,210
Less current portion	(6,943)	(7,895)
Total long-term portion	638	316

Notes receivable usually represent commercial bills of exchange (drafts) with initial maturities of 90 days or less.

Bad debt expenses amount to Euros 450 thousand, Euros 163 thousand and Euros 516 thousand, for the years ended December 31, 2014, 2013 and 2012.

Long term portion consists of capital leases of medical devices and receivables for license revenue paid over four years. Future minimum payments to be received over the five coming years are as follows:

December 31,

2015	262
2016	249
2017	217
2018	172
2019	-
Total minimum payments	900